Exhibit 99.2

motorsport GAMES

Q4 2021 Results

March 30, 2022


NASCAR HEAT 2
NASCAR HEAT EVOLUTION
NASCAR HEAT 3
NASCAR HEAT 4
NASCAR HEAT MOBILE
NASCAR HEAT 5
KARTKRAFT
IGNITION
NASCAR HEAT
LE MANS



Company Highlights

- At the center of large, fast-growing motorsport, gaming and esports categories
- Strategic, long-term partnerships with iconic racing brands
- Leveraging exclusive partnerships for multiple products and revenue streams
- Pole position in virtual racing esports
- Integrating acquired technologies and processes into our scalable internal development platform

motorsport GAMES

Q4 2021 Highlights

Financial Highlights

- Q4 Revenues of $8.2M
- Net loss was $7.0M
- Adjusted EBITDA loss was $5.4M


Revenue
$8.2M
$2.9M
Q4'21
Q4'20
Adjusted EBITDA
($5.4M)
($2.4M)
Q4'21
Q4'20
EPS
($0.60)
N/A
Q4'21
Q4'20

Key Highlights

- Released NASCAR 21: Ignition on PC and Consoles on October 28, 2021
- Released NASCAR HEAT Ultimate Edition+ on Nintendo Switch on Nov 19, 2021
- Delivered 2021/22 Le Mans Virtual Series

motorsport GAMES

Executing Against Our Key Initiatives

Games	• Released NASCAR 21: Ignition for PC and Consoles on Oct 28, 2021 • Released NASCAR HEAT Ultimate Edition+ on Nintendo Switch on Nov 19, 2021
Esports & Entertainment	• Delivered 2021/22 Le Mans Virtual Series followed by an estimated 81 million fans • Signed multi-year sponsorship agreement for Le Mans Virtual Series with Rolex, Goodyear, Total Energy, Algorand and Lego Technics
Community	• Over 1,700 content pieces created attracting hundreds of thousands of viewers per month • More than 58 million social impressions during 2021 • Listed in Google News feeds for the first time in December 2021
Proprietary MSGM Technology Platform	• Global development team increased to 153 (131 FTE + contractors) • Advanced our Motorsport Games Engine by adding KartKraft technology

Q4 2021 and Subsequent Business Highlights

INDYCAR 2022 Esports Pro-Challenge.

The challenge took place on February 9, 2022, and featured current NTT INDYCAR SERIES drivers, including reigning champion Alex Palou, 4-time Indianapolis 500 champion Helio Castroneves and 2-time series champion Josef Newgarden. This marks the first official INDYCAR-branded esports event since entering into a licensing agreement in July 2021 to produce INDYCAR virtual racing series.

Official KartKraft Launch in January 2022.

Having acquired the game IP, assets and code from original developer, Black Delta, in March of 2021, the Company officially launched its first KartKraft racing game in January 2022.

Le Mans Virtual Series Grand Finale.

The Company held the two-day grand finale esports event for the five-round 2021/22 Le Mans Virtual Series in January 2022. This event brought together 50 cars with 200 drivers hailing from 39 different countries. The event was followed by more than 81 million fans on live tv, digital streaming and social media platforms.

NASCAR Game for Nintendo Switch.

The Company launched NASCAR Heat Ultimate Edition+ for the Nintendo Switch in November 2021, the first ever NASCAR title to come to Nintendo Switch.

NASCAR 21: Ignition.

The Company launched NASCAR 21: Ignition, the newest NASCAR franchise racing game, in October 2021, on PlayStation, Xbox and PC.

Q4 2021 Results

MOTORSPORT GAMES INC. AND SUBSIDIARIES
CONSOLIDATED STATEMENTS OF OPERATIONS

	(Unaudited) Three Months Ended December 31,		(Audited) For the Year Ended December 31,	
	2021	2020	2021	2020
Revenues	$ 8,224,005	$ 2,933,948	$ 15,075,530	$ 19,045,529
Cost of revenues	4,891,905	1,334,389	7,529,155	6,595,872
Gross profit	3,332,100	1,599,559	7,546,375	12,449,657
Operating expenses:				
Sales and marketing	3,398,654	1,080,675	6,475,867	3,402,310
Development	3,537,939	1,210,726	9,621,712	4,649,187
General and administrative	2,765,987	2,108,061	25,378,149	4,335,434
Intangible assets impairment	317,113	-	317,113	-
Depreciation and amortization	101,095	11,496	280,192	61,579
Total operating expenses	10,120,788	4,410,958	42,073,033	12,448,510
(Loss) income from operations	(6,788,688)	(2,811,399)	(34,526,658)	1,147
Interest expense	(192,408)	(269,173)	(504,156)	(717,498)
Gain (loss) attributable to equity method investment	-	(1,028)	1,370,837	(70,792)
Other (loss) income, net	(18,653)	28,094	(44,768)	107,289
Net loss	(6,999,749)	(3,053,506)	(33,704,745)	(679,854)
Less: Net (loss) income attributable to non-controlling interest	10,659	(421,440)	(542,754)	1,076,793
Net loss attributable to Motorsport Games Inc.	$ (7,010,408)	$ (2,632,066)	$ (33,161,991)	$ (1,756,647)
Net loss attributable to Class A common stock per share:				
Basic and diluted	$ (0.60)		$ (2.91)	
Weighted-average shares of Class A common stock outstanding:				
Basic and diluted	11,635,897		11,376,754	

motorsport GAMES

Reconciliation of Non-GAAP Financial Measures

		Three Months Ended December 31, 2021		Three Months Ended December 31, 2020		Twelve Months Ended December 31, 2021		Twelve Months Ended December 31, 2020
GAAP: Net loss	$	(6,999,749)	$	(3,053,506)	$	(33,704,745)	$	(679,854)
GAAP: Interest expense, net		192,408		269,173		504,156		717,498
GAAP: Depreciation and Amortization		567,840		262,450		1,785,074		720,179
EBITDA		(6,239,501)		(2,521,883)		(31,415,515)		757,823
IPO-related expenses		-		84,699		2,947,192		166,910
Acquisition-related expenses		248,584		-		2,372,248		-
Gain attributable to equity method investment		-		-		(1,370,837)		-
Stock-based compensation		241,300		-		9,726,662		-
Impairment of intangible assets		317,113		-		317,113		-
Adjusted EBITDA	$	(5,432,504)	$	(2,437,184)	$	(17,423,137)	$	924,733

Liquidity

- As of 12/31/21, the Company had $17.8 million in available cash on hand and no long-term debt.
- The Company currently has approximately $12 million of available cash on hand.
- While the Company's 2021 Form 10-K indicates a doubt about the Company's ability to continue as a going concern based on the rate of its cash utilization, the Company is currently evaluating new sources of funding.
- The Company is working diligently to analyze all aspects of its business to achieve cost reductions and free up funds to bolster its near-term liquidity.
- Additionally, the Company is currently discussing funding options, including debt and equity financing.

Leveraging Our IP and Growing Our Portfolio


NASCAR
HEAT 2

NASCAR
HEAT
EVOLUTION

NASCAR
HEAT 3

NASCAR
HEAT 4

NASCAR
HEAT
MOBILE

NASCAR
HEAT 5

NASCAR 21
IGNITION

KARTKRAFT


NASCAR
HEAT

LE MANS

motorsport GAMES
EXPECTED RELEASE
2023

BTCC

LEGAL DISCLOSURES

This presentation has been prepared by Motorsport Games Inc. ("Motorsport Games," "us," "our," "we" or the "Company"). For additional information regarding the Company, we urge you to read our reports filed with the Securities and Exchange Commission (the "SEC"), including our Annual Report on Form 10-K for the year ended December 31, 2021 and our other SEC filings during 2022.

Cautionary Note Regarding Forward-Looking Statements

Certain statements in this presentation which are not historical facts are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are provided pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Any statements in this presentation that are not statements of historical fact may be deemed forward-looking statements. Words such as "continue," "will," "may," "could," "should," "expect," "expected," "plans," "intend," "anticipate," "believe," "estimate," "predict," "potential," and similar expressions are intended to identify such forward-looking statements. These forward-looking statements include, but are not limited to, statements concerning: (i) Motorsport Games' future business, future results of operations and/or financial condition, including, without limitation, (A) its belief that it has 2021 momentum; (B) its belief that there is a massive opportunity in the large and growing motorsport, gaming and esports segments; (C) its belief that it has a differentiated platform in racing games and esports; (D) that it has a clear strategy for growth, with its strategic and licensing relationships; and (E) its belief that it has an experienced leadership team and growing team to execute its plan; (ii) the expected future impact of new or planned products or offerings and the timing of launching such products and offerings, including, without limitation, (A) its plans to create a virtual racing ecosystem where each product drives excitement, every esports event is an adventure and every story inspires; (B) its belief that it is poised to take its games to the next level; (C) the Company's expectations relating to its future product roadmap for 2022, 2023 and 2024; (iii) the expected future impact of implementing management strategies and the impact of other industry trends, including, without limitation, the Company's plans to execute on its purpose by (A) leveraging unique licenses to make more games on different platforms; (B) continuing to evolve scalable technology to wow users; (C) generating content that nurtures the virtual racing community and empowers relationships between virtual racing fans; (D) delivering world-class official esports events that create aspirational ladders for fans; and (E) tying it all together in a virtual racing ecosystem; and (iv) our liquidity and capital requirements, including, without limitation, our ability to continue as a going concern, our belief that our existing cash on hand will not be sufficient to fund our operations for at least the next 12 months, our belief that it will be necessary for us to secure additional funds to continue our existing business operations and to fund our obligations, and our belief that we have access to capital resources, as well as statements regarding our cash flows and anticipated uses of cash. All forward-looking statements involve significant risks and uncertainties that could cause actual results to differ materially from those expressed or implied in the forward-looking statements, many of which are generally outside the control of Motorsport Games and are difficult to predict. Examples of such risks and uncertainties include, but are not limited to: (i) difficulties, delays or less than expected results in achieving the Company's growth plans, objectives and expectations, such as due to a slower than anticipated economic recovery and/or the Company's inability, in whole or in part, to continue to execute its business strategies and plans, such as due to less than anticipated customer acceptance of the Company's new game titles, the Company's experiencing difficulties or the inability to launch its games as planned, less than anticipated performance of the games impacting customer acceptance and sales and/or greater than anticipated costs and expenses to develop and launch its games, including, without limitation, higher than expected labor costs and, in addition to the factors set forth in (ii) through (iv) below, the Company's continuing financial condition and ability to obtain additional capital to meet its financial obligations, such as the going concern qualification on the Company's annual audited financial statements posing difficulties in obtaining new financing on terms acceptable to the Company, or at all; (ii) difficulties, delays in or unanticipated events that may impact the timing and scope of new product launches, such as due to the ongoing and prolonged COVID-19 pandemic and the recent Russian invasion of Ukraine, higher than anticipated product development costs, such as due to higher outsourcing expenses, higher labor costs generally or challenges in obtaining new financing to continue developing its games; (iii) less than expected benefits from implementing the Company's management strategies, less than anticipated funds to implement its strategies and/or adverse economic events that negatively impact industry trends, such as significant changes in the labor markets, an extended inflationary environment, tax increases impacting consumer discretionary spending and or quantitative easing that results in higher interest rates that negatively impact consumers' discretionary spending; and/or (iv)our continuing financial condition and ability to obtain additional capital to meet our financial obligations, including without limitation difficulties in securing funding that is on commercially acceptable terms us or at all, such as our inability to complete in whole or in part any potential debt and/or equity financing transactions, as well as any ability to achieve cost reductions. Factors other than those referred to above could also cause Motorsport Games' results to differ materially from expected results. Additional examples of such risks and uncertainties include, but are not limited to: (i) delays and higher than anticipated expenses related to the ongoing and prolonged COVID-19 pandemic, any resurgence of COVID-19 and the recent Russian invasion of Ukraine; (ii) Motorsport Games' ability (or inability) to maintain existing, and to secure additional, licenses and other agreements with various racing series; (iii) Motorsport Games' ability to successfully manage and integrate any joint ventures, acquisitions of businesses, solutions or technologies; (iv) unanticipated operating costs, transaction costs and actual or contingent liabilities; (v) the ability to attract and retain qualified employees and key personnel; (vi) adverse effects of increased competition; (vii) changes in consumer behavior, including as a result of general economic factors, such as increased inflation and higher interest rates; (viii) Motorsport Games' ability to protect its intellectual property; and/or (ix) local, industry and general business and economic conditions. Additional factors that could cause actual results to differ materially from those expressed or implied in the forward-looking statements can be found in Motorsport Games' filings with the SEC, including its Annual Report on Form 10-K for the fiscal year ended December 31, 2021, as well as in its subsequent filings with the SEC. Motorsport Games anticipates that subsequent events and developments may cause its plans, intentions and expectations to change. Motorsport Games assumes no obligation, and it specifically disclaims any intention or obligation, to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as expressly required by law. Forward-looking statements speak only as of the date they are made and should not be relied upon as representing Motorsport Games' plans and expectations as of any subsequent date.

LEGAL DISCLOSURES

Non-GAAP Financial Measures

Adjusted EBITDA (the "Non-GAAP Measure") is not a financial measure defined by U.S. generally accepted accounting principles ("U.S. GAAP"). See the reconciliations of the Non-GAAP Measure to its most directly comparable U.S. GAAP measure in the Reconciliation of Non-GAAP Financial Measures slide.

Adjusted EBITDA, a measure used by management to assess the Company's operating performance, is defined as EBITDA, which is net (loss) plus interest (income) expense, depreciation and amortization, less income tax benefit, adjusted to exclude: (i) IPO-related expenses; (ii) acquisition related expenses; (iii) gain attributable to equity method investment resulting from the acquisition of additional equity interest in Le Mans Esports Series Ltd; (iv) stock-based compensation expenses; and (v) other charges or gains resulting from non-recurring events, if any.

We use the Non-GAAP Measure to manage our business and evaluate our financial performance, as it has been adjusted for items that affect comparability between periods that we believe are not representative of our core ongoing operating business. Additionally, management believes that using the Non-GAAP Measure is useful to our investors because it enhances investors' understanding and assessment of our performance and facilitates comparisons to prior periods and our competitors' results (who may define Adjusted EBITDA differently).

The Non-GAAP Measure is not a recognized term under U.S. GAAP and does not purport to be an alternative to revenue, income/loss from operations, net (loss) income, or cash flows from operations or as a measure of liquidity or any other performance measure derived in accordance with U.S. GAAP. Additionally, the Non-GAAP Measure is not intended to be a measure of free cash flows available for management's discretionary use, as it does not consider certain cash requirements, such as interest payments, tax payments and debt service requirements. The Non-GAAP Measure has limitations as an analytical tool, and investors should not consider it in isolation or as a substitute for our results as reported under U.S. GAAP. Management compensates for the limitations of using non-GAAP financial measures by using them to supplement U.S. GAAP results to provide a more complete understanding of the factors and trends affecting the business than would be presented by using only measures in accordance with U.S. GAAP. Because not all companies use identical calculations, our measures may not be comparable to other similarly titled measures of other companies. Reconciliations of the Non-GAAP Measure to its most directly comparable financial measures calculated and presented in accordance with U.S. GAAP are presented in the tables within this presentation.